As filed with the Securities and Exchange Commission on January 15, 2010
Registration No. 333-________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

HENRY SCHEIN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-3136595 (I.R.S. Employer Identification No.)

135 Duryea Road Melville, New York (Address of Principal Executive Offices)	11747 (Zip code)
Henry Schein, Inc. 1994 Stock Incentive Plan
Henry Schein, Inc. 1996 Non-Employee Director Stock Incentive Plan
(Full title of the plans)
Michael S. Ettinger, Esq.
Senior Vice President, General Counsel and Secretary
Henry Schein, Inc.
135 Duryea Road
Melville, New York 11747
(Name and address of agent for service)
631-843-5500
(telephone number, including area code, of agent for service)

Copies of all communications to:
Steven L. Kirshenbaum, Esq.
Proskauer Rose LLP
1585 Broadway
New York, New York 10036
212-969-3000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐
CALCULATION OF REGISTRATION FEE

		Proposed maximum	Proposed maximum
Title of securities	Amount to	offering price	aggregate	Amount of
to be registered	be registered(1)	per share(2)	offering price(2)	Registration Fee(3)
Common Stock, par value $.01	10,322,000 shares	$54.83	$565,955,260	$40,353

(1)	Represents 9,922,000 additional shares of the common stock, par value $.01 per share (“Common Stock”), of Henry Schein, Inc. (the “Company” or the “registrant”) that may be issued under the Henry Schein, Inc. 1994 Stock Incentive Plan, Amended and Restated Effective as of March 27, 2007, as further amended from time to time (the “1994 Plan”) and 400,000 additional shares of Common Stock that may be issued under the Henry Schein, Inc. 1996 Non-Employee Director Stock Incentive Plan, Amended and Restated Effective as of May 25, 2004, as further amended from time to time (the “1996 Plan”) (collectively, the “Plans”).

(2)	Estimated for the sole purpose of determining the registration fee. Pursuant to Rules 457(c) and 457(h) under the Securities Act of 1933, the proposed maximum offering price per share is calculated based upon the average of the high and low selling prices per share of Common Stock as reported by the NASDAQ Stock Market on January 11, 2010.

(3)	Pursuant to General Instruction E to Form S-8, a filing fee is only being paid with respect to the registration of 9,922,000 additional shares of Common Stock under the 1994 Plan and 400,000 additional shares of Common Stock under the 1996 Plan.

EXPLANATORY NOTE
Incorporation by Reference. Pursuant to General Instruction E to Form S-8, the following documents previously filed by the Company with the Securities and Exchange Commission (the “SEC”) are incorporated by reference in this registration statement, except as the same may be modified by the information set forth herein:

File No.	Date
333-5453	June 7, 1996
333-33193	August 8, 1997
333-35144	April 19, 2000
333-91778	July 2, 2002
333-111914	January 14, 2004
Registration of Additional Shares of Common Stock Under the Plans. This registration statement relates to the registration of (i) 9,922,000 additional shares of Common Stock reserved for issuance under the 1994 Plan and (ii) 400,000 additional shares of Common Stock reserved for issuance under the 1996 Plan.

PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
Item 3. Incorporation of Documents by Reference.
The contents of the Company’s prior registration statements on Form S-8 with the file numbers set forth above, filed with the SEC on the dates set forth above in the section titled “Incorporation by Reference” are incorporated herein by reference, except as the same may be modified by the information set forth herein. In addition, the following documents filed by the Company with the SEC are incorporated by reference in this registration statement:
1.	The Company’s Annual Report filed on Form 10-K on February 24, 2009 for the fiscal year ended December 27, 2008.

2.	The Company’s Quarterly Reports filed on Form 10-Q on May 4, 2009, August 4, 2009 and November 4, 2009 for the fiscal quarters ended March 28, 2009, June 27, 2009 and September 26, 2009, respectively.

3.	The Company’s Current Reports filed on Form 8-K on May 19, 2009, June 1, 2009, November 30, 2009 and January 4, 2010.

4.	The description of the Company’s common stock, par value $.01 per share, contained in the Company’s Registration Statement filed on Form 8-A dated October 27, 1995 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all remaining securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing such documents. In no event, however, will any information that the Company discloses under Item 2.02 or Item 7.01 of any Current Report on Form 8-K that the Company may from time to time furnish to the SEC be incorporated by reference into, or otherwise become a part of, this registration statement. Any statement contained in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this registration statement, except as so modified or superseded. Any statement contained in a document that is deemed to be incorporated by reference or deemed to be part of this registration statement after the most recent effective date may modify or replace existing statements contained in this registration statement.
Item 6. Indemnification of Directors and Officers.
Article TENTH of the Company’s Amended and Restated Certificate of Incorporation provides that the Company shall indemnify and hold harmless, to the fullest extent authorized by the Delaware General Corporation Law, its officers and directors against all expenses, liability and loss actually and reasonably incurred in connection with any civil, criminal, administrative or investigative action, suit or proceeding. The Amended and Restated Certificate of Incorporation also extends indemnification to those serving at the request of the Company as directors, officers, employees or agents of other enterprises.
In addition, Article NINTH of the Company’s Amended and Restated Certificate of Incorporation provides that no director shall be personally liable for any breach of fiduciary duty. Article NINTH does not eliminate a director’s liability (i) for a breach of his or her duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law for unlawful declarations of dividends or unlawful stock purchases or redemptions, or (iv) for any transactions from which the director derived an improper personal benefit, in respect of which such breach of fiduciary duty occurred.
Section 145 of the Delaware General Corporation Law permits a corporation to indemnify its directors and officers against expenses (including attorney’s fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by them in connection with any action, suit or proceeding brought by third parties, if such directors or officers acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. In a derivative action, i.e., one by or in the right of the corporation, indemnification may be made only for expenses actually and reasonably incurred by directors and officers in connection with the defense or settlement of an action or suit, and only with respect to a matter as to which they shall have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interest of the corporation, except that no indemnification shall be made if such person shall have been adjudged liable to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the defendant officers or directors are fairly and reasonably entitled to indemnity for such expenses.
Section 102(b)(7) of the Delaware General Corporation Law provides that a corporation may eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. No such provision shall eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective.

Item 8. Exhibits.

Exhibit
Number	Description
4.1	Amended and Restated Certificate of Incorporation of the Company (Incorporated by reference to Exhibit 3.1 to our Annual Report on Form 10-K for the fiscal year ended December 30, 2006)

4.2	Amendment dated November 13, 1997 to Amended and Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.2 to our Annual Report on Form 10-K for the fiscal year ended December 30, 2006)

4.3	Amendment dated June 19, 1998 to Amended and Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.3 to our Registration Statement on Form S-3, Reg. No. 333-59793)

4.4	Amendment dated May 25, 2005 to Amended and Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.1 to our Quarterly Report on Form 10-Q for the fiscal quarter ended June 25, 2005)

4.5	Amended and Restated By-Laws (Incorporated by reference to Exhibit 3.2 to our Registration Statement on Form S-1, Reg. No. 33-96528)

4.6	Amendment to Amended and Restated By-Laws adopted May 22, 1997 (Incorporated by reference to Exhibit 3.3 to our Registration Statement on Form S-4, Reg. No. 33-36081)

5.1	Opinion of Proskauer Rose LLP

23.1	Consent of BDO Seidman, LLP

23.2	Consent of Proskauer Rose LLP (included in Exhibit 5.1)

24.1	Powers of Attorney (included on the signature pages)

Item 9. Undertakings.
(a) The undersigned registrant hereby undertakes:
(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;
(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) (§230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.
(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S — 8 (§239.16b of this chapter), and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) that are incorporated by reference in the registration statement.
(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(b)	The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Melville, State of New York, on November 17, 2009.

HENRY SCHEIN, INC.
By:	/s/ Stanley M. Bergman
	Name:	Stanley M. Bergman
	Title:	Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on November 17, 2009, by the following persons in the capacities indicated:

Signatures	Title
/s/ Stanley M. Bergman Stanley M. Bergman	Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Steven Paladino Steven Paladino	Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ James P. Breslawski James P. Breslawski	President and Chief Operating Officer

/s/ Gerald A. Benjamin Gerald A. Benjamin	Executive Vice President, Chief Administrative Officer and Director

/s/ Mark E. Mlotek Mark E. Mlotek	Executive Vice President—Corporate Business Development

/s/ Barry Alperin Barry Alperin	Director

Signatures	Title
/s/ Paul Brons Paul Brons	Director

/s/ Donald J. Kabat Donald J. Kabat	Director

/s/ Philip A. Laskawy Philip A. Laskawy	Director

/s/ Karyn Mashima Karyn Mashima	Director

/s/ Norman S. Matthews Norman S. Matthews	Director

/s/ Dr. Louis W. Sullivan Dr. Louis W. Sullivan	Director
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Stanley M. Bergman and Steven Paladino, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 of Henry Schein, Inc., and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof.
Additional Provisions
The following additional provisions apply separately to each of the undersigned herein:
Except as otherwise specifically provided herein, the Power of Attorney granted herein shall not in any manner revoke in whole or in part any other power of attorney that the undersigned previously has executed, whether individually, or in a representative or any other capacity.

This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, individually or in a representative or in any other capacity, unless such subsequent power specifically states that the instrument is intended to revoke (i) this particular instrument by specific reference; (ii) all prior specific powers of attorney; or (iii) all prior powers of attorney.
The “CAUTION TO THE PRINCIPAL” AND “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend any of the undersigned’s money or sell or dispose of any of the undersigned’s property.
CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

In witness whereof I have hereunto signed my name on November 17, 2009.

By:	/s/ Stanley M. Bergman
	Name:	Stanley M. Bergman
     State of New York
     County of New York   ) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared Stanley M. Bergman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

In witness whereof I have hereunto signed my name on November 17, 2009.

By:	/s/ Steven Paladino
	Name:	Steven Paladino
     State of New York       )
     County of New York   ) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared Steven Paladino, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

In witness whereof I have hereunto signed my name on November 17, 2009.

By:	/s/ James P. Breslawski
	Name:	James P. Breslawski
     State of New York       )
     County of New York   ) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared James P. Breslawski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

In witness whereof I have hereunto signed my name on November 17, 2009.

By:	/s/ Gerald A. Benjamin
	Name:	Gerald A. Benjamin
     State of New York       )
     County of New York   ) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared Gerald A. Benjamin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

In witness whereof I have hereunto signed my name on November 17, 2009.

By:	/s/ Mark E. Mlotek
	Name:	Mark E. Mlotek
     State of New York       )
     County of New York   ) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared Mark E. Mlotek, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

In witness whereof I have hereunto signed my name on November 17, 2009.

By:	/s/ Barry Alperin
	Name:	Barry Alperin
     State of New York       )
     County of New York   ) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared Barry Alperin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

In witness whereof I have hereunto signed my name on November 17, 2009.

By:	/s/ Paul Brons
	Name:	Paul Brons
     State of New York       )
     County of New York   ) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared Paul Brons, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

In witness whereof I have hereunto signed my name on November 17, 2009.

By:	/s/ Donald J. Kabat
	Name:	Donald J. Kabat
     State of New York       )
     County of New York   ) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared Donald J. Kabat, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

In witness whereof I have hereunto signed my name on November 17, 2009.

By:	/s/ Philip A. Laskawy
	Name:	Philip A. Laskawy
     State of New York       )
     County of New York   ) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared Philip A. Laskawy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

In witness whereof I have hereunto signed my name on November 17, 2009.

By:	/s/ Karyn Mashima
	Name:	Karyn Mashima
     State of New York       )
     County of New York   ) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared Karyn Mashima, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

In witness whereof I have hereunto signed my name on November 17, 2009.

By:	/s/ Norman S. Matthews
	Name:	Norman S. Matthews
     State of New York       )
     County of New York   ) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared Norman S. Matthews, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

In witness whereof I have hereunto signed my name on November 17, 2009.

By:	/s/ Dr. Louis W. Sullivan
	Name:	Dr. Louis W. Sullivan
     State of New York       )
     County of New York   ) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared Dr. Louis W. Sullivan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
(2) avoid conflicts that would impair your ability to act in the principal’s best interest;
(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
(4) keep a record or all receipts, payments, and transactions conducted for the principal; and
(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
Liability of agent:
The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I, Stanley M. Bergman, have read the foregoing Power of Attorney. I am a person identified therein as agent for the principals named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	==>	/s/ Stanley M. Bergman

State of New York		)

County of New York		) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared Stanley M. Bergman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

I, Steven Paladino, have read the foregoing Power of Attorney. I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities to the principal.

Agent signs here:	==>	/s/ Steven Paladino

State of New York		)

County of New York		) ss.:
     On the 17 day of November in the year 2009, before me, the undersigned, personally appeared Steven Paladino, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Michael S. Ettinger, Notary Public
Signature and Office of individual taking acknowledgment
Michael S. Ettinger
Notary Public, State of New York
No. 02ET5036794
Qualified in Nassau County
Commission Expires December 12, 2010

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Amended and Restated Certificate of Incorporation of the Company (Incorporated by reference to Exhibit 3.1 to our Annual Report on Form 10-K for the fiscal year ended December 30, 2006)

4.2	Amendment dated November 13, 1997 to Amended and Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.2 to our Annual Report on Form 10-K for the fiscal year ended December 30, 2006)

4.3	Amendment dated June 19, 1998 to Amended and Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.3 to our Registration Statement on Form S-3, Reg. No. 333-59793)

4.4	Amendment dated May 25, 2005 to Amended and Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.1 to our Quarterly Report on Form 10-Q for the fiscal quarter ended June 25, 2005)

4.5	Amended and Restated By-Laws (Incorporated by reference to Exhibit 3.2 to our Registration Statement on Form S-1, Reg. No. 33-96528)

4.6	Amendment to Amended and Restated By-Laws adopted May 22, 1997 (Incorporated by reference to Exhibit 3.3 to our Registration Statement on Form S-4, Reg. No. 33-36081)

5.1	Opinion of Proskauer Rose LLP

23.1	Consent of BDO Seidman, LLP

23.2	Consent of Proskauer Rose LLP (included in Exhibit 5.1)

24.1	Powers of Attorney (included on the signature pages)